UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2023 (April 25, 2023)

LAVA MEDTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40965	86-2973712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Wyman Street, Suite 300

Waltham, MA 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 530-3868

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	LVACU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	LVAC	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for shares of Class A common stock at a price of $11.50 per share	LVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2023, LAVA Medtech Acquisition Corp., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Meeting”) for the purposes of considering and voting upon (i) a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) up to eight (8) times for an additional one (1) month each time from April 29, 2023 to December 29, 2023 (the “Extension Amendment Proposal”), (ii) a proposal to amend the Company’s Investment Management Trust Agreement, dated as of October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the Combination Period up to eight (8) times for an additional one (1) month each time, from April 29, 2023 to December 29, 2023 by depositing into the Company’s trust account (the “Trust Account”), for each one-month extension, $50,000 (the “Trust Agreement Amendment Proposal”); and (iii) a proposal to amend the Company’s Charter to eliminate the limitation that the Company may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Proposal”).

As of the record date of March 29, 2022, there were a total of 14,375,000 shares of common stock, including 11,500,000 shares of Class A common stock and 2,875,000 shares of Class B common stock, issued and outstanding and entitled to vote at the Meeting. There were 12,407,740 shares of the Company’s common stock present at the Meeting in person or represented by proxy, or approximately 86.13% of the total shares issued and outstanding and entitled to vote at the Meeting, representing a quorum.

The Extension Amendment Proposal was approved by the affirmative vote of the holders of at least 65% of the Company’s outstanding common stock, and received the following votes:

For	Against	Abstain
10,311,429	2,096,311	0

The Trust Agreement Amendment Proposal was approved by the affirmative vote of the holders of at least 65% of the Company’s outstanding common stock, and received the following votes:

For	Against	Abstain
9,463,328	2,944,412	0

The Redemption Limitation Proposal was approved by the affirmative vote of the holders of at least 65% of the Company’s outstanding common stock, and received the following votes:

For	Against	Abstain
9,451,828	2,955,912	0

Item 8.01. Other Events.

On April 28, 2023, the Company issued a press release announcing that the board of directors of the Company (the “Board”) has elected to abandon and not implement the extension that was approved by stockholders on April 25, 2023, because despite significant efforts to identify and complete an initial business combination, the Board does not believe that the Company will be able to complete an initial business combination on favorable terms even with the extension. In making its decision, the Board has carefully considered the costs, benefits, and risks of prolonging the Company’s life, including the current adverse market conditions and increased regulatory uncertainty around SPACs. As a result, the Company intends to dissolve and liquidate in accordance with the provisions of its Charter and will redeem all of the outstanding shares of Class A common stock that were included in the units issued in its initial public offering (the “Public Shares”), at a per-share redemption price of approximately $10.42 (without giving effect to any interest that may be withdrawn to pay for taxes).

As of April 29, 2023, the Public Shares are deemed cancelled and represent only the right to receive the redemption amount.

In order to provide for the disbursement of funds from the trust account, the Company has instructed the trustee of the trust account to take all necessary actions to liquidate the securities held in the trust account. The proceeds of the trust account will be held in a non-interest bearing account while awaiting disbursement to the holders of the Public Shares. Record holders will receive their pro rata portion of the proceeds of the trust account by delivering their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. The redemption of the Public Shares is expected to be completed within ten business days after April 29, 2023.

The Company’s sponsor has agreed to waive its redemption rights with respect to its outstanding Class B common stock issued prior to the Company’s initial public offering.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated April 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAVA MEDTECH ACQUISITION CORP.

By:	/s/ Anthony Natale
Name:	Anthony Natale
Title:	Chief Executive Officer

Dated: May 1, 2023

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